Rule 497(e)
File Nos. 333-01153 & 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT Dated March 2, 2010
To the Prospectus dated May 1, 2009 for the
Variable Annuity-1 Series Account
of Great-West Life & Annuity Insurance Company

On Friday, February 19, 2010 the Federated Clover Value Fund II (the “Clover Fund”) held a special meeting of its shareholders.  At the meeting, shareholders approved a proposed Agreement and Plan of Reorganization (the “Reorganization”) of the Clover Fund into the Federated Capital Appreciation Fund II (the “Capital Fund”), effective on March 12, 2010 (the “Effective Date”).  As a result of the Reorganization, on the Effective Date, any assets invested in the Clover Fund will be transferred to the Capital Fund.

Accordingly, as of the Effective Date, all references in the Prospectus to the “Federated Clover Value Fund II” shall be deleted in their entirety and replaced with “Federated Capital Appreciation Fund II.”  Further, as of the Effective Date, the description and investment objective for the Federated Clover Value Fund II on page 19 of the Prospectus is deleted in its entirety and replaced with the following:

“Federated Capital Appreciation Fund II - Primary Shares (formerly Federated Clover Value Fund II) seeks capital appreciation by investing primarily in common stock of domestic companies with large and medium market capitalizations that offer superior growth prospects or of companies whose stock is undervalued.  The Portfolio may also invest in common stocks of foreign issuers (including American Depositary Receipts).  The Portfolio may invest in derivative contracts to implement its investment strategies.  Advised by Federated Equity Management Company of Pennsylvania.

Effective April 29, 2005, the Sub-Account investing in this Portfolio was closed to new Contributions and incoming Transfers (including Automatic Custom Transfers).”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2009.  Please keep this supplement for future reference.